UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: October 13, 2016

HANCOCK FABRICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Fashion Way

Baldwyn, Mississippi 38824

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information disclosed under Item 8.01 of this report under —Monthly Operating Report and —Cautionary Note Regarding Monthly Operating Report is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, on February 2, 2016 (the “Petition Date”), Hancock Fabrics, Inc. (“Hancock”) and all of Hancock’s direct and indirect subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. The chapter 11 cases are being jointly administered under the caption “In re Hancock Fabrics, Inc., et al.” Case No. 16-10296.

On October 4, 2016, Hancock filed a Form 10 (the “Form 10”) with the Pension Benefit Guaranty Corporation describing Hancock’s failure to make certain required contributions in the amount of $328,619 to the Hancock Fabrics Retirement Plan on or before September 15, 2016, and required contributions in the amount of $603,086 to the Hancock Fabrics Retirement Plan on or before October 15, 2016. The Form 10 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
99.1	Form 10 filed with the Pension Benefit Guaranty Corporation on October 4, 2016.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements about Hancock’s expectations, beliefs, plans, objectives, assumptions and future events are not statements of historical fact and reflect only Hancock’s current expectations regarding these matters. Hancock’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including: (i) the potential adverse impact of the Chapter 11 Filings on Hancock’s liquidity or results of operations; (ii) the outcome or timing of the Chapter 11 Cases; (iii) the effect of the Chapter 11 Filings on Hancock’s relationships with third parties, regulatory authorities and employees; (iv) the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, including proceedings that may be brought by third parties in connection with the Chapter 11 Cases; (v) the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general; (vi) restrictions on the Debtors due to the terms of debtor-in-possession financing facilities and restrictions imposed by the Bankruptcy Court; (vii) the increased administrative costs related to the Chapter 11 Cases; (viii) Hancock’s ability to maintain adequate liquidity to fund operations during the Chapter 11 Cases and thereafter; (ix) the impact of the failure to make required contributions to the Hancock Fabrics Retirement Plan; and (x) other factors listed from time to time in Hancock’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and Hancock undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: October 13, 2016	By:	/s/ Rebecca I. Flick
	Name:	Rebecca I. Flick
	Title:	Executive Vice President and Chief Financial Officer